UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22203

DMR MORTGAGE OPPORTUNITY FUND LP
(Exact Name Of Registrant As Specified In Charter)
1800 Tysons Boulevard
Suite 200
McLean, Virginia 22102
(Address Of Principal Executive Offices)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, Delaware 19808
County of New Castle
(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 749-8200

Date of fiscal year end:  December 31, 2008

Date of reporting period:  December 31, 2008

ITEM 1.  REPORT TO SHAREHOLDERS

DMR MORTGAGE OPPORTUNITY FUND LP

Annual Report

December 31, 2008

DMR Mortgage Opportunity Fund LP
December 31, 2008

Table of Contents

General Partner’s Letter	3

Market Environment	4

Strategy	4

Report of Independent Registered Public Accounting Firm	6

Schedule of Investments	7

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Partners’ Capital	11

Statement of Cash Flows	12

Notes to Financial Statements	13

Director and Officer Information	21

DMR Mortgage Opportunity Fund LP
December 31, 2008

General Partner’s Letter

Dear Limited Partners:

We are pleased to present you with the annual report for the DMR Mortgage Opportunity Fund LP (the “Fund”) for 2008.

The Fund was launched to provide investors with attractive returns through long biased opportunistic investing in stressed, distressed and other undervalued opportunities generated by the then prevailing financial crisis, specifically in the residential and commercial mortgage-backed securities sectors. Since then the crisis has spread not only to every other financial sector, but to the general economy leading to what many experts believe will be the worst global economic reversal since the Great Depression. The financial services landscape has been inalterably reshaped with the disappearance of Bear Stearns, Lehman Brothers and Merrill Lynch. Government financial support and public policy now dominate the agenda on Wall Street and in other financial capitals. As I write this note decisions are being formulated in Washington that will for better or for worse determine the direction of our economy and financial system for years to come. Decisions related to bankruptcy reform, foreclosure mitigation, bank risk and capitalization standards to name just a few will have meaningful effects on security pricing and performance. These market events present the Fund with new and deeper investment opportunities, but they also present the Fund with new risks and uncertainties.

We expect that 2009 will provide the Fund with ample investment choices during the remainder of its Draw Period and its ongoing Reinvestment Period. Although market liquidity may continue to be a challenge we believe that the Fund’s structure remains well designed for meeting its investment objective.

I would like to thank you for investing in the Fund, and with the professionals of Declaration Management & Research LLC. We look forward to further communications in the near future.

Sincerely,

William P. Callan, Jr.
President

DMR Mortgage Opportunity Fund LP
December 31, 2008

Market Environment

The performance of non-agency residential mortgage backed securities (“RMBS”) was generally weak in the second half of 2008. In the latter part of December, pricing generally showed improvement on news of the U.S Treasury’s plan to buy up to $500 billion in agency RMBS through the New York Federal Reserve bank. Although this program will not directly affect the rate on non-agency, non-conforming mortgages, it should provide support to the overall housing market and increase mortgage capacity to some categories of homeowners. At Declaration Management & Research LLC, we believe the positive “knock on” effect for Prime, Sub-prime and Alt-A transactions will be small, and have not materially recalibrated our home price or prepayment assumptions as we analyze specific RMBS mortgage pools.

Early into 2009, the new Congress began work on an economic stimulus bill which would, among other things, grant bankruptcy judges the latitude to reduce debtors’ mortgage balances. As with most of the government programs which have been discussed over the past six months, the bankruptcy “cramdown” concept lacks important details at this early stage. In the extreme, for holders of mortgage risk, a repudiation of the mortgage contract would be a clear negative. As an investor, we have long recognized the detrimental effects of certain forms of loan modification. In our analysis, potential transactions are stressed under cases involving extreme credit losses and cash flow extension scenarios.  Our approach is to avoid securities with high elasticity to these outcomes and/or to acquire bonds at sufficiently deep discounts to compensate for the risks. As we monitor the cramdown initiative’s prospects, current pricing in mortgage credit cash bonds has not changed much while the ABX indices are weaker.

Strategy

The Fund’s investment strategy is to acquire stressed and distressed mortgage backed securities (“MBS”) and related fixed-income assets at prices below their intrinsic value. The focus of the Fund is non-agency mortgage credit, specifically senior class RMBS originated in 2004-2007. Such senior issues typically have structural advantages - a margin of safety - since mezzanine and subordinated classes absorb mortgage losses before the senior notes. The mortgages in the RMBS pools may be Prime, Alt-A, Subprime, Option ARM or other. The Fund’s anticipated returns will be earned through cash-on-cash yield and return of mortgage principal, or partial principal from recoveries after defaults, over the expected holding period of each security. The Fund’s monthly NAV is an estimate of the fair value of its investments. The primary sources for valuations are brokers and pricing services. NAV volatility does not directly affect the Fund’s ultimate performance, which is measured by cash flow, since the Fund does not permit investor redemptions and does not borrow money or otherwise use leverage. It is anticipated that most Fund investments will be held for three to five years. Should pricing in the secondary market improve after the Fund is fully invested, we may sell investments to realize gains before the target end-date of the Fund. Over the life of the Fund, the key performance factors in its strategy likely will be credit risk (default and severity rates on underlying mortgages) and cash flow variability or extension risk.

As the Fund’s investment adviser, we are responsible for the selection, surveillance and eventual disposition of each of the Fund’s investments.

Since the Fund’s inception in May 2008, we have endeavored to be prudent in sizing our capital and patient in deploying it. Our investment thesis assumes the down cycle for non-agency mortgage backed securities will be painful and protracted. Home prices have been falling since mid 2006, and we expect further depreciation throughout 2009. In the securities’ markets, current valuations in mortgage credit are testing new lows two years after performance began its downward turn. The large volume of mortgage debt extant and the amount of leverage used by investors to finance their positions also add technical pressure as the

DMR Mortgage Opportunity Fund LP
December 31, 2008

market re-prices to a new equilibrium. As of December 31, 2008 we had drawn 45% of committed capital. Most of the drawn capital has been invested in distressed securities (about forty holdings) while a smaller portion remains in cash. Approximately half of the Fund’s acquisitions were made amidst the uncertainty in the fourth quarter of 2008, which may represent the middle part of the cycle.

As a buyer of distressed debt on behalf of the Fund, we are seeing bid lists of positions held by banks, hedge funds, structured investment vehicles (“SIVs”), mutual funds and other entities forced to liquidate or de-risk. Before purchasing an asset, we use loan level analysis to stress test its collateral pool. Our objective is to acquire senior bonds at sufficiently deep discounts to compensate for credit risk, extension risk, adverse selection in loan modification and other factors which could hurt intrinsic value. Given our high return hurdles and recognition of the risks, the optimal investments should have compelling risk-adjusted returns over several scenarios, including our base case as well as higher-stress environments. We particularly look for opportunities to buy when sellers are motivated or the bidding seems less competitive.

We are cautious in managing the Fund’s ramp up phase, however we also believe timing the market bottom with precision is extremely difficult. Therefore, we anticipate that the Fund’s acquisitions from drawn capital will continue into May 2009.

Major public sector support for the homeowner and the banking sector has the potential to affect performance in distressed mortgage backed securities. As major loan modification programs are introduced and implemented, we analyze the negative implications to senior class investors in RMBS. Thus far we have not assumed any tangible upside to the Fund’s strategy as a result of government intervention. Many forms of homeowner assistance have narrow eligibility criteria and therefore have limited potential to alter securities’ fundamentals or valuations. In 2009, we do expect some forms of loan modification will ultimately prevail on a wider scale with loss sharing between the parties (homeowner, original lender or MBS issuer, and government/taxpayer).

DMR Mortgage Opportunity Fund LP
December 31, 2008

[PricewaterhouseCoopers Logo]

PricewaterhouseCoopers
125 High Street
Boston, MA 02110-1707
Telephone (617) 530-5000
Facsimile (617) 530-5001
www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Directors and Partners of DMR Mortgage Opportunity Fund LP

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in partners' capital, and cash flows present fairly, in all material respects, the financial position of DMR Mortgage Opportunity Fund LP (the "Fund'') at December 31, 2008, and the results of its operations, the changes in its net partners' capital, and cash flows for the period May 16, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as "financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

DMR Mortgage Opportunity Fund LP
December 31, 2008

Schedule of Investments
December 31, 2008

(U.S. Dollars)

Principal/ Notional	Description	Value
Fixed Income Securities 84.3%

	Residential Mortgage Backed Securities 70.4%
	Prime Home Equity Floating Rate Securities 5.9%
$6,250,000	Credit Suisse Mortgage Capital Certificates 2006-7 3A4 08/25/2036 01/25/2009 6.25%	$3,437,500
6,134,587	Wells Fargo Mortgage Backed Securities Trust 2006-AR12 2A1 09/25/2036 01/25/2009 6.10%	3,931,553
	Total Prime Equity Floating Rate Securities (cost $6,358,817)	7,369,053

	Option ARM Home Equity Floating Rate Securities 7.2%
12,000,000	Greenpoint Mortgage Funding Trust 2007-AR1 3A3 02/25/2039 01/25/2009 .70%	2,049,000
7,867,226	Lehman XS Trust 2006-2N 1A1 02/25/2046 01/25/2009 .73%	3,202,647
2,926,031	Structured Adjustable Rate Mortgage Loan Trust 2005-16XS A1 08/25/2035 01/25/2009.81%	1,258,194
12,200,000	Structured Asset Mortgage Investment Trust 2007-AR3 1A3 09/25/2047 01/25/2009 .68%	2,485,751
	Total Option ARM Home Equity Floating Rate Securities (cost $13,360,335)	8,995,592

	Manufactured Housing Home Equity Floating Rate Securities 4.3%
3,867,543	Conseco Finance Securitizations Corp 2001-1 A5 07/01/2032 01/01/2009 6.99%	2,407,545
4,306,767	Conseco Finance Securitizations Corp 2001-4 A4 09/01/2033 01/01/2009 7.36%	2,964,377
	Total Manufactured Housing Home Equity Floating Rate Securities (cost $5,967,505)	5,371,923

	Sub Prime Home Equity Floating Rate Securities 18.8%
12,000,000	BNC Mortgage Loan Trust 2007-4 A2 11/25/2037 01/25/2009 1.97%	4,364,537
7,000,000	Countrywide Asset-Backed Certificates 2006-15 A6 10/25/2046 01/25/2009 5.83%	3,518,200
3,888,854	Green Tree 2008-HE1 A 03/25/2038 01/25/2009 9.5%	3,052,750
1,710,819	GSRPM Mortgage Loan Trust 2006-2 A1A 09/25/2036 01/25/2009 .61%	1,402,872
14,500,000	Home Equity Asset Trust 2006-6 2A4 11/25/2036 01/25/2009 .71%	2,173,596
10,000,000	Home Equity Asset Trust 2007-2 2A4 07/25/2037 01/25/2009 .84%	1,848,897
7,750,000	Long Beach Mortgage Loan Trust 2006-11 2A4 12/25/2036 01/25/2009 .70%	2,635,000
5,000,000	Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D 06/25/2037 01/25/2009 .72%	1,676,563
7,687,293	Morgan Stanley Capital 2006-NC2 A2D 02/25/2036 01/25/2009 .76%	2,920,887
	Total Sub Prime Home Equity Floating Rate Securities (cost $26,507,089)	23,593,301

	Sub Prime Home Equity Fixed Rate Securities 1.1%
1,653,066	UCFC Home Equity Loan 1998-C A7 01/15/2030 5.94%	1,322,453
	Total Sub Prime Home Equity Fixed Rate Securities (cost $1,438,924)	1,322,453

	Alternative - A Home Equity Floating Rate Securities 33.2%
9,200,000	Banc of America Alternative Loan Trust 2006-7 A3 10/25/2036 01/25/2009 5.91%	3,977,956
12,000,000	Banc of America Funding Corporation 2007-5 CA1 07/25/2037 01/25/2009 6.00%	5,280,000
2,173,683	Countrywide Home Loans 2006-HYB1 1A1 03/20/2036 01/20/2009 5.33%	1,104,727
4,877,353	HomeBanc Mortgage Trust 2005-3 A2 07/25/2035 01/25/2009 .78%	3,267,826
6,001,102	IndyMac Indx Mortgage Loan Trust 2006-AR19 1A2 08/25/2036 01/25/2009 6.14%	2,733,926
7,620,137	IndyMac Indx Mortgage Loan Trust 2006-AR3 2A1A 03/25/2036 01/25/2009 6.30%	3,388,578
6,523,814	Merrill Lynch Mortgage Investors Trust 2006-A1 2A1 03/25/2036 01/25/2009 6.11%	3,392,383
11,805,962	Merrill Lynch Mortgage Investors Trust 2006-A1 2A2 03/25/2036 01/25/2009 6.11%	2,716,794
3,750,000	Morgan Stanley Loan Trust 2006-12XS A3 10/25/2036 01/25/2009 5.80%	1,510,786
3,640,610	Morgan Stanley Loan Trust 2007-14AR 6A1 11/25/2037 01/25/2009 6.43%	1,856,711
4,931,248	Morgan Stanley Mortgage Loan Trust 2007-6XS 1A2S 02/25/2047 01/25/2009 5.50%	3,710,806
7,049,908	Residential Accredit Loans, Inc. 2005-QA12 NB4 12/25/2035 01/25/2009 5.75%	3,726,353
6,301,342	Structured Adjustable Rate Mortgage 01/25/2036 01/25/2009 2005-23 1A3 5.45%	4,865,817
	Total Alt-A Home Equity Floating Rate Securities (cost $45,079,066)	41,532,664
	Total Residential Mortgage Backed Securities (cost $98,711,736)	88,184,985

The accompanying notes are an integral part of these financial statements.

	Commercial Mortgage Backed Fixed Rate Securities 13.9%
	Commercial Real Estate Collateralized Debt Obligations 8.1%
10,000,000	Ansonia CDO Ltd 2006-1A B 07/28/2046 01/24/2009 5.81%	1,500,000
7,000,000	Crest Ltd 2003-1A C1 05/28/2038 3.93%	3,500,000
2,500,000	Crest Ltd 2003-1A D1 05/28/2038 5.68%	1,125,000
3,000,000	Crest Ltd 2003-1A D2 05/28/2038 7.33%	1,500,000
5,000,000	LNR Collateralized Debt Obligation 2002-1A DFX 07/24/2037 6.73%	2,500,000
	Total Commercial Real Estate Debt Obligations (cost $16,601,950)	10,125,000

	Conduit Commercial Mortgage Backed Fixed Rate Securities 1.6%
6,000,000	Morgan Stanley Capital I 2006-IQ11 AJ 10/15/2042 5.78%	1,947,540
	Total Conduit Commercial Mortgage Backed Securities (cost $1,564,052)	1,947,540

	Interest Only Commercial Mortgage Backed Fixed Rate Securities 2.9%
313,281,654	Bear Stearns Commercial Mortgage Securities, Inc. 2005-PWR8 X1 06/11/2041 .17%	3,597,413
	Total Interest Only Commercial Mortgage Backed Securities (cost $2,462,644)	3,597,413

	Other Commercial Mortgage Backed Fixed Rate Securities 1.4%
5,000,000	G-Force LLC 2005-RR2 A4B 12/25/2039 5.42%	1,800,000
	Total CMBS Fixed Rate Securities (cost $2,655,345)	1,800,000
	Total Commercial Mortgage Backed Fixed Rate Securities (cost $23,283,991)	17,469,953

	Total Fixed Income Securities (cost $121,995,727)	$105,654,939

The accompanying notes are an integral part of these financial statements.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Statement of Assets and Liabilities
December 31, 2008

Assets
Securities, at value (cost $121,995,727)	$105,654,939
Cash	19,121,890
Interest receivable	845,012
Prepaid insurance	30,100

Total assets	125,651,941

Liabilities and Partners' Capital
Liabilities
Management fees payable	175,612
Audit and tax fees payable	200,000
Due to administrator	10,000
Due to custodian	671
Accrued expenses	6,000
Total liabilities	392,283

Partners' Capital
General Partner	39,540
Limited partners	125,220,118
Total partners' capital	125,259,658

Total liabilities and partners' capital	$125,651,941

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Period May 16, 2008 (commencement of operations) Through December 31, 2008

Investment income
Interest income	$3,344,773
Total income	3,344,773

Expenses
Management fees	738,373
Professional fees	232,227
Insurance	60,195
Administration and custody	79,962
Directors fees and expenses	33,250
Registration fees	1,200
Total expenses	1,145,207
Net investment income	2,199,566

Net realized and unrealized (loss) on investments
Realized loss on investments	(1,089,121)
Unrealized loss on investments	(16,340,788)
Net realized and unrealized loss on investments	(17,429,909)

Decrease in partners' capital resulting from operations	$(15,230,342)

The accompanying notes are an integral part of these financial statements.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Statement of Changes in Partners' Capital
For the Period May 16, 2008 (commencement of operations) Through December 31, 2008

	General Partner	Limited Partners	Total
Partners' capital at May 16, 2008	$25,000	$52,725,000	$52,750,000

Contributions	20,000	87,720,000	87,740,000
Withdrawals	-	-	-
Pro rata allocation of net decreases from operations	(5,460)	(15,224,882)	(15,230,342)

Partners' capital at December 31, 2008	$39,540	$125,220,118	$125,259,658

The accompanying notes are an integral part of these financial statements.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Statement of Cash Flows
For the Period May 16, 2008 (commencement of operations) Through December 31, 2008

Cash flows from operating activities
Net decrease in partner's capital resulting from operations	$(15,230,342)
Adjustments to reconcile net income
Purchases of investments	(128,064,204)
Sale and proceeds from paydowns of investments	4,573,915
Unrealized depreciation on investments	16,340,788
Realized loss on sale of investment	1,089,121
Amortization of investments (net)	405,441
Increase/decrease in operating assets and liabilities
Interest receivable	(845,012)
Prepaid expenses	(30,100)
Management fees	175,612
Professional fees	200,000
Due to administrator	10,000
Due to custodian	671
Accrued expenses	6,000
Net cash used by operating activities	(121,368,110)

Cash flows from financing activities
Contributions	87,740,000
Net cash provided by financing activities	87,740,000

Net increase in cash	(33,628,110)
.
Cash
Beginning of period	52,750,000
End of period	$19,121,890

The accompanying notes are an integral part of these financial statements.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Notes to Financial Statements

Note 1  Organization

DMR Mortgage Opportunity Fund LP (the “Fund”) is a Delaware limited partnership. The management of the Fund has registered the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

Under the supervision of the Board of Directors (“the Board”), Declaration Management & Research LLC (“Declaration”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) serves as the Fund’s investment adviser. Declaration also serves as the Fund’s general partner (the “General Partner”).  The Fund’s Second Amended and Restated Limited Partnership Agreement, dated as of September 22, 2008 (the “Limited Partnership Agreement”), provides for the governance of the Fund.

The Fund’s investment objective is to provide investors with attractive returns through long biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed income securities assets.

The Fund is not diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007.   The Fund invests in debt securities that are sold at a discount, including non-investment grade and non-rated securities. These investments consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also many include other mortgage-related investments. The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund’s term consists of a Draw Period, Reinvestment Period, Distribution Period and post-Distribution Period.  The “Draw Period” is from the date of the Fund's first closing (May 15, 2008) to the earlier of (1) the date that all capital commitments have been drawn down and (2) May 15, 2009.  The “Reinvestment Period” is from the date of the Fund's first closing through the earlier of (1) the date, if any, on which Declaration determines that adequate investment opportunities for the Fund no longer are available and (2) May 15, 2010, or possibly earlier as provided in the Limited Partnership Agreement.  The “Distribution Period” is from the end of the Reinvestment Period through May 15, 2013, subject to extension at the option of Declaration until May 15, 2014.  After the “Distribution Period” any investments remaining in the Fund’s portfolio will be held by the Fund until

DMR Mortgage Opportunity Fund LP
December 31, 2008

liquidated or distributed to partners in-kind.  Investment operations commenced on May 16, 2008, the date of the first capital contribution to the Fund.

Note 2  Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts at the date of the financial statements.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund intends to operate so that it will be treated as a partnership for federal income tax purposes and not as an association or a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund will not be subject to federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s share of the Fund’s taxable income, gain, or loss.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund. Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

Organizational Expenses, Offering Costs and Other Expenses
Declaration will pay all organizational and offering costs of the Fund. The Fund will pay its own operating costs, including trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the fees of the Fund’s administrator and custodian. The Fund will also be responsible for the fees and expenses of the Fund's independent directors.

Valuation
Debt securities traded in the over-the-counter markets and listed securities are valued using the indicative bid price (not contractual bid to buy) provided by external pricing sources which use both dealer-supplied and electronic data processing techniques, which take into account factors such as yield, credit quality, coupon rates, maturity dates, types of issues, trading characteristics and other market data.  External pricing sources include broker-dealers, price data vendors and exchanges.  On December 31, 2008 the Fund held $105,654,939 of securities that were valued using the indicative bid price provided by external pricing sources, of which $22,685,712 was single source indicative bids from the market maker of such securities.

Notwithstanding the foregoing, Declaration may, in its sole discretion and by using its internal modeling process, determine to use a different value than the indicative bids for any security held by the Fund that it believes would more accurately reflect fair value.  The risk associated with single sourced prices is that when markets are less liquid the price realized upon sale may be different than the price used to value the security and the difference could be material to the Fund.  As of December 31, 2008, the Fund did not hold any securities that were fair valued by Declaration based on market inputs or other methods.  Valuations may change in response to many factors including historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  See Note 12 for additional discussion on Statement of Financial Accounting Standards No 157 "Fair Value Measurements.”

Cash and Cash Flows
Cash includes cash in the LaSalle Global Trust Services Institutional Deposit Account (“IDA”).  The IDA is a money market deposit account and is a liability of Bank of America, N.A.  Additional information on the Fund's financial transactions that have been settled through the receipts and disbursement of cash is presented on the Statement of Cash Flows.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Note 3   Partners’ Capital

As of December 31, 2008, a single Limited Partner unaffiliated with Declaration held 32% of the Fund’s Partners’ Capital. John Hancock Life Insurance Company, which is indirect sole owner of Declaration, held 40% of such capital.  Manulife Financial Corporation is the indirect sole owner of John Hancock Life Insurance Company and Declaration.

Each Limited Partner participates pro rata in the Fund’s distributions in accordance with its fund percentage until such Limited Partner has received 100% of such Limited Partner’s capital contributions.  Then each Limited Partner is entitled to distributions up to a hard hurdle return of 8%, compounded semi-annually.  Thereafter, 80% of the distributions will be made to such Limited Partner and 20% to Declaration.

Should a Partner not make a specified capital contribution, the Fund may be obliged to freeze the Partner’s investment, which the Fund may do by declining any additional capital commitment, capital contribution, distribution or transfer submitted by the Partner, segregating the assets attributable to the Partner’s Interest and/or taking such other action as the Fund considers necessary or advisable in order to comply with law, including requiring the mandatory capital withdrawal of part or all of the Partner’s Interest.

Allocation of Gains and Losses
The Fund’s results of operations (which are defined on total return basis, inclusive of income, expenses, and realized and unrealized appreciation and depreciation) are allocated proportionately to each Partner’s percentage interest of the Fund on a monthly basis.

Note 4  Public Offering

On or around the end of the Draw Period (defined in Note 1), Declaration proposes and the Board intends to cause the Fund to register its limited partnership interests (“Interests”) under the Securities Act of 1933, as amended (the “Securities Act”), and publicly offer up to $50 million of Interests at Net Asset Value to certain “Eligible Public Offering Investors,” unless at such time the Board determines that adequate investment opportunities for the Fund are no longer available. Each “Eligible Public Offering Investor” will be required to meet the qualifications specified in the Fund’s Securities Act registration statement. Among other qualifications, each Eligible Public Offering Investor must be a “qualified client,” as defined in Rule 205-3 of the Advisers Act. The registration of the Fund under the 1940 Act and the registration of the Interests under the Securities Act are separate and distinct regulatory procedures.

Note 5  Capital Commitments

Capital Commitments are defined as the amount of capital contributions which the General Partner and each Limited Partner agrees, in their respective Subscription and Capital Commitment Agreements, to make to the Fund.  As of December 31, 2008, the General and Limited Partners respectively committed capital in the amounts of $100,000 and $312,100,000, of which $45,000 and $140,445,000 drawn through December 31, 2008.  Drawn capital represented 45% of total commitments for both the General and Limited Partners.

	General Partner	Limited Partner
Total Capital Commitments at 12/31/2008	$100,000	$312,100,000
Contributed capital through 12/31/2008	45,000	140,445,000

Remaining unfunded Capital Commitment at 12/31/2008	$55,000	$171,655,000

DMR Mortgage Opportunity Fund LP
December 31, 2008

Note 6 Management Fee

A monthly management fee (the “Management Fee”) will be paid to Declaration by the Fund in arrears as of the end of each month. The Management Fee will be 1/12 times a 1.50% annual rate times the aggregate invested capital of each Limited Partner.  No Partners participate in a discounted fee arrangement.

During the Reinvestment Period, invested capital will equal the aggregate Capital Contributions to the Fund.   During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to the Limited Partners and (2) the Adjustment Factor, as described below.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.  The Adjustment Factor (combined with the recalculation described above) has the overall effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period.

Management Fees (as well as the Fund’s expenses) are paid from the proceeds of capital calls and/or investments.

Note 7  Distributions and Carried Interest

The Fund will reinvest cash flows and sale proceeds through the end of the Reinvestment Period.

During the Distribution Period, all cash proceeds, as received by the Fund and subject to reserves (to reflect contingent, uncertain, established or other potential liabilities) established by the Fund pursuant to its Limited Partnership Agreement and to the payment of Management Fees and expenses, will be allocated and distributed by the Fund to each Limited Partner, and the General Partner, in the following order of priority:

(a) Return of Capital. First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose).

(b) Hard Hurdle Return (8%, computed semi-annually): 100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return with respect to all Capital Contributions, calculated from the time each such Capital Contribution was made through the date of each distribution; and

(c) Carried Interest: Thereafter, (i) 80% to such Limited Partner and (ii) 20% to the General Partner (the “Carried Interest”).

There are no Carried Interest “catch up” payments in respect of the Hard Hurdle Return. The Hard Hurdle Return reduces, solely for purposes of determining the Carried Interest, dollar-for-dollar the distributions deemed to be made to the Limited Partners.

The Carried Interest will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s gains, not as a performance fee paid to a third party.

Note 8  Financial Highlights

The financial ratios and total return presented below are calculated for a Limited Partner who has been in the Fund from the period beginning May 16, 2008 to December 31, 2008, has participated in all capital calls, and is subject to all investment management compensation including Management Fees and

DMR Mortgage Opportunity Fund LP
December 31, 2008

the Carried Interest.  The computation of such ratios and total return is based on the amount of expenses and fees assessed.

Total return for the Limited Partners for the period May 16, 2008
(commencement of operations) through December 31, 2008	(18.19%)

Note:  Total return is calculated for the Limited Partner based on the timing of the above noted capital contributions and it is not annualized.  The Fund’s total return can vary depending on the timing of such contributions.  The above reflects a May 16, 2008, October 16, 2008, and November 20, 2008 contribution of 25%, 10%, and 10% of committed capital respectively.

Supplemental Data
Ratios of total expenses and net investment income to average net assets are as follows:

Ratio of expenses to average Limited Partners' Capital (annualized)	2.19%

Ratio of net investment income to average Limited Partners' Capital (annualized)	4.20%

*Above ratios relate to all Limited Partners during the period May 16, 2008 through December 31, 2008.  Ratios per Limited Partner may vary slightly based on timing of contributions.

Details on Capital Contributions:**

Total Fund Commitments	$312,200,000
Capital Contributions	140,490,000
Net Asset Value	125,259,658

NAV as a percentage of Drawn Capital	89.16%

**NAV as a percentage of Capital Contributions disclosed above is used as a supportive ratio to the total return calculation.  Although the total return calculation does consider the timing of contributions, it does not consider the weight of those contributions.  Net Asset Value as a percentage of Capital Contributions can be used to better understand the performance of the Fund based on Capital Contributions.

Note 9  Administration and Custody

The Fund has entered into an agreement (the “Administrative Services Agreement”) with LaSalle Bank National Association (“LaSalle”) to perform certain administrative services.  These services include, among other things, performing the month-end calculation of Partners’ capital for both the Limited Partners and General Partner, Partner correspondence, and other back office activities.

The Fund also has entered into an agreement (the “Custodial Agreement”) with LaSalle as custodian (the "Custodian") to perform certain custodial services.  The Fund deposits cash and purchased securities with the Custodian.  As such, these assets are subject to the Custodian’s credit risk (see Note 11 for additional discussion on risks).

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December 31, 2008

As per the Administrative Agreement and the Custodial Agreement, the Fund pays fees based on predetermined rates.

Note 10  Board of Directors and Officers

Under the Limited Partnership Agreement, the Board is responsible for monitoring and overseeing the Fund, to the fullest extent permitted by applicable law, and has the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as customarily exercised by the directors of an investment company registered under the 1940 Act.

For the year ended December 31, 2008, the Fund has expensed $33,250 in fees to the Board.

Note 11  Uncertainty, Volatility of Valuations and Other General Risks

The prevailing asset-backed and mortgage credit market conditions which may create the mispricings on which the Fund will seek to capitalize may also make it difficult to determine the realizable value of the Fund’s portfolio.  Although Declaration expects that third party valuations will be available for most of the Fund’s investments, that availability may change and require a material portion of those investments to be valued based on “manager marks,” fair value adjustments, or internal models in accordance with the Board-approved valuation procedures. Moreover, the market valuations provided by securities dealers may differ from the prices at which such dealers would be willing to trade. These differences could be material in relation to the Fund’s financial statements taken as a whole.  Although valuation of the Fund’s investments will be in accordance with Board-approved procedures and subject to the Board’s review, the currently disrupted market conditions of the asset-backed and mortgage credit markets in which the Fund will trade materially increases the uncertainty of valuations.

Notable among the Fund’s additional risks are the following:  The Fund’s portfolio will not be diversified; the Fund’s strategy will focus on the credit markets.  These markets have recently been subject to significant disruptions.  The undiversified character of the Fund’s portfolio can be expected to increase risk and volatility. The Fund’s portfolio will primarily include distressed credit investments with respect to which the timing and amount of principal and interest payments are uncertain.  The fair value of certain of the Fund’s illiquid positions may be difficult to establish. The Fund’s portfolio will have material exposure to interest-rate changes.  The Fund may hold a number of investments that become involved in bankruptcy and insolvency proceedings.  Other risks such as interest rate risks, liquidity risks, credit risks, concentrated strategy risks, and other general market risks are all prevalent.

Note 12  FASB 157

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157").  SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  FAS 157 applies to reporting periods beginning after November 15, 2007.  The Fund adopted the provisions of FAS 157 upon commencement of operations.

In accordance with FAS 157, the Fund utilizes a fair value hierarchy that prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 – Prices determined using: quoted prices in active markets for identical securities
•	Level 2 – Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
•
Level 3 – Prices determined using: significant unobservable inputs.  In situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used.  These inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing investments, and would be based on the best information available in the circumstances.

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December 31, 2008

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, certain U.S. government, government agency, and sovereign obligations.  The General Partner does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments whose values are based on quoted prices from dealers and other pricing sources which are not based on specific observable transactions on the measurement date, but rather are based on transactions for identical instruments that are not current, based on transactions in similar instruments, or based on pricing models that use verifiable, observable market data or can be corroborated using verifiable observable market data, are classified within level 2.  These include certain U.S. government and sovereign obligations, most government agency securities, most corporate bonds, most mortgage-backed securities (backed by either commercial or residential real estate), certain bank loans and bridge loans, certain listed equities, state, municipal and provincial obligations, most physical commodities and certain loan commitments.  As level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are based on valuation models that include significant unobservable inputs and cannot be corroborated using verifiable, observable market data, are classified within Level 3.  Level 3 instruments include private equity and real estate investments, certain bank loans and bridge loans, certain corporate debt securities (including certain distressed debt instruments), and certain mortgage-backed securities (backed by either commercial or residential real estate). When observable prices are not available, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the General Partner in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows.  Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the General Partner in the absence of market information. The fair value measurement of level 3 investments does not include transaction costs that may have been capitalized as part of the security's cost basis.  Assumptions used by the General Partner due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

The following table presents the financial instruments carried on the Statement of Assets and Liabilities by caption and by level within the valuation hierarchy as of December 31, 2008.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Security Type	FAS 157 Hierarchy	Value at 12/31/2008
Residential Mortgage Backed Securities	Level 2	$88,184,986
Commercial Mortgage Backed Securities	Level 2	17,469,953
Total Level 2 Assets		$105,654,939

Note 13  New Accounting Pronouncements

On December 30, 2008, FASB issued FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises ("FSP 48-3"), which once again deferred the effective date of FIN 48 "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 ("FIN 48").  Under FSP 48-3, in the absence of early adoption, FIN 48 will become effective for the Fund at December 31, 2009. The General Partner has elected to take advantage of this deferral and will continue to accrue for liabilities relating to uncertain tax positions only when such liabilities are probable and can be reasonably estimated.  Based on its continued analysis, the General Partner has determined that the adoption of FIN 48 will not have a material impact to the Fund’s financial statements. However, the General Partner's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors.

FIN 48 requires the General Partner to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement which could result in the Fund recording a tax liability that would reduce partners' capital. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to the beginning balance of Partners’ capital upon adoption.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows.  Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures.  This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.  FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Note 14  Subsequent Event

On February 2, 2009, the General Partner and Limited Partners made capital contributions of $20,000 and $62,420,000, respectively.

DMR Mortgage Opportunity Fund LP
December 31, 2008

Director and Officer Information

Name	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

William T. Lloyd	Director	Since Inception	Managing Director, Pergamon Advisors (2007 until May 30, 2008); Founder and Managing Director, Coral Bay Capital LLC (2006 to present); Director and Research Portfolio Strategist, Bridgewater Associates (2003 to 2006); Managing Director, Barclays Capital (1997 to 2003); Director, iBoxx Ltd. (2001-2003)	1	Director, Coral Bay Capital
Paul F. Malvey	Director	Since Inception	Consultant, World Bank/International Monetary Fund (1995 to present); Financial Market Consultant, Barclays Capital (2003 to 2006)	1	None
David Sislen	Director	Since Inception	Founder and President, Bristol Capital Corporation (1986 to present); Director, Landmark Land Company (2004 to present)	1	Director, Landmark Land Company
Directors who are “Interested Persons”

William P. Callan, Jr.	Director, President and Chief Executive Officer	Since Inception	President, Declaration Management & Research LLC	1	Declaration Management & Research LLC

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December 31, 2008

Officers

Name	Positions Held with Fund	Principal Occupation(s) During the Last Five Years

William P. Callan, Jr.	President and Chief Executive Officer	President, Declaration Management & Research LLC
Lester Guillard III	Vice President and Chief Financial Officer	Senior Vice President (since 2006), Vice President (2002 to 2006), Declaration Management & Research LLC
James E. Shallcross	Chief Investment Officer	Executive Vice President (since 2005), Senior Vice President (1999 to 2005), Declaration Management & Research LLC
Carole R. Parker	Chief Compliance Officer	Vice President & Chief Compliance Officer (since 2004), Vice President (2003 to 2004), Declaration Management & Research LLC
Edmund H. Price	Secretary	Senior Vice President & General Counsel (since 2006), Declaration Management & Research LLC; Assistant Vice President & Senior Counsel, John Hancock Life Insurance Company (2002 to 2006)
Scott L. Barnes	Controller and Assistant Secretary	Vice-President, Declaration Management & Research LLC

INVESTMENT ADVISER AND GENERAL PARTNER
Declaration Management & Research LLC
1800 Tysons Boulevard, Suite 200
McLean, VA  22102
www.declaration.com

CUSTODIAN AND ADMINISTRATOR
LaSalle Global Trust Services
540 West Madison, Suite 1800
Chicago, IL  60661

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, NY  10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA  02110

To view the Fund’s proxy voting guidelines, visit the Investor Information section of our website, http://www.declaration.com.  You may also call 703-749-8200 to request a free copy of the proxy voting guidelines.

This report and the financial statements contained herein are submitted for the general information of the limited partners of the Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an offering memorandum.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

DMR Mortgage Opportunity Fund LP
December 31, 2008

ITEM 2.  CODE OF ETHICS

(a)           As of December 31, 2008, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, and any persons performing similar functions on behalf of the Registrant, regardless of whether these individuals are employed by the Registrant or a third party.

(b)           No response required by Form N-CSR.

(c)           There were no amendments during the fiscal year ended December 31, 2008 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers or that relates to any element of the code of ethics definition.

(d)           Not applicable.

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(e)           Not applicable.

(f)           The Registrant's Code of Ethics for Senior Officers, filed as Exhibit 99.2(R)(iii) to Form N-2, filed by the Registrant on June 6, 2008, is incorporated by reference into Item 12(a)(1) of this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David Sislen is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Sislen is independent.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)           Audit Fees:  PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered by PricewaterhouseCoopers for the audit of the Registrant’s financial statements or services that are normally provided by PricewaterhouseCoopers in connection with statutory filings or engagements for the period since the filing of the Fund’s Certificate of Limited Partnership on April 7, 2008.

2008: $195,000

(b)           Audit-Related Fees: There were no audit-related fees billed to the Registrant in 2008 for assurance and related services rendered by PricewaterhouseCoopers that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)           Tax Fees: PricewaterhouseCoopers billed the Registrant $40,000 in fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions since the Registrant’s formation on April 7, 2008.

(d)           All Other Fees: PricewaterhouseCoopers has not billed the Registrant for other products and services provided to the Registrant, or services provided to the investment adviser, other than the services reported above, since the filing of the Registrant’s Certificate of Limited Partnership on April 7, 2008.

(e)(1)       Audit Committee Pre-Approval Policy:

The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing and permissible non-auditing services (e.g., tax services) unless (i) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the independent accountants in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services were promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated; (b) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent accountants

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December 31, 2008

by the Registrant, the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Registrant during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

(e)(2)        All of the services described in (b), (c) and (d) of this Item 4 were approved by the Audit Committee.

(f)             All of the work in connection with the audit of the Registrant's Financial Statements was performed by full-time employees of PricewaterhouseCoopers.

(g)           There were $100,000 aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant since the Registrant’s formation on April 7, 2008.

(h)           The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)           Not applicable.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of December 31, 2008 are included in the annual report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Declaration Management & Research LLC

DMR Mortgage Opportunity Fund LP

Proxy Voting Policy and Procedures

Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that

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client.

I. General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1)
As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2)
Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3)
If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4)
In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5)
It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact our Compliance Office, by calling 703-749-8200 or via e-mail at compliance@declaration.com to obtain a record of how we voted the proxies for their account.

II. Process

At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also

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provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients (including DMR Mortgage Opportunity Fund LP), the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III. Conflicts of Interest

We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required; we would be responsible for voting proxies for that security. We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships1' or material personal/family relationships2 with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Executive Vice President - Director of Portfolio Management and the Chief Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

1 For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Declaration's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

2 For purposes of this proxy voting policy, a "material personal family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

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December 31, 2008

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a public company. It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Chief Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Chief Compliance Officer and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Adopted 07/03
Revised 09/04
Revised 04/08

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) James E. Shallcross is the Fund's portfolio manager and has day-to-day responsibility for management of the Fund's portfolio.  Mr. Shallcross has served as the Fund's portfolio manager since its inception.  As Executive Vice President and Director of Portfolio Management at Declaration, Mr. Shallcross oversees the management of all fixed-income portfolios, supervises the investment staff and is a firm principal.  He has been in the industry since 1986 and joined Declaration in 1991.  Previously, Mr. Shallcross worked for Lehman Brothers and Stephenson & Co.  He has a BSBA in Finance from the University of Denver and an MBA in Finance from New York University.  Mr. Shallcross is a member of Declaration's Investment Committee.  This information is provided as of February 27, 2009.

(a)(2) In addition to managing the assets of the Fund, the Fund’s portfolio manager has responsibility for managing other client accounts of Declaration.  The tables below show, for the portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by such portfolio manager.  The tables also

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December 31, 2008

show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of December 31, 2008.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies (in milions)	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts (in milions)
James E. Shallcross	7	$3,403	0	N/A

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles (in millions)	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts (in millions)
James E. Shallcross	1	$28	1	$28

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts (in millions)
James E. Shallcross	5	$1,240	1	$39

Conflicts of Interest

(a)(3) Compensation of Portfolio Manager:

Declaration’s investment professionals are compensated under a common comprehensive program. Individual initiative and achievement are acknowledged and encouraged, but Declaration’s compensation program is designed to recognize company-wide accomplishments. Declaration’s policy on compensation is to pay salaries and incentives at or above the median for investment management firms in Boston and New York. In addition, employees are eligible to participate in a three-part Incentive Compensation Plan, which is comprised of the following:

(i) Investment Performance Incentives: This is the largest component of the plan. For each account managed, this bonus pool represents a variable percentage of account revenue based upon short and long term absolute and competitive performance. All employees other than the President participate in this pool.

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December 31, 2008

(ii) Profitability Incentives: Certain managers and senior staff members are eligible for compensation based upon Declaration’s financial performance. This pool is also adjusted up and down by asset performance as well.

(iii) Senior Management Incentives: Certain senior officers have a non-voting share of the firm’s profits. The payment of this incentive accumulates in a deferred compensation plan over a period of years.

(a)(4) Fund Ownership of Portfolio Manager

The following table shows the dollar range of shares owned beneficially and of record by the member of the Fund’s portfolio management team in the Fund, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.  This information is provided as of December 31, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James E. Shallcross	None

(b)           Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)           Not applicable.

(b)           Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended December 31, 2008, there were no material changes to the procedure by which shareholders may recommend nominees to the Registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES
______________________________________________________________________________
(a)           The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)           There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS
______________________________________________________________________________
(a) (1)	The Registrant's Code of Ethics for Senior Officers, filed as Exhibit 99.2(R)(iii) to Form N-2, filed by the Registrant on June 6, 2008, is incorporated herein by reference.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.

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DMR Mortgage Opportunity Fund LP
December 31, 2008

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: DMR Mortage Opportunity Fund LP

By:

/s/ William P. Callan, Jr.
William P. Callan, Jr.
President and Chief Executive Officer
Date:  March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Lester Guillard, III
Lester Guillard, III
Vice President and Chief Financial Officer

Date:  March 5, 2009

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